UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2026

JATT II Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43237	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

153 Central Avenue
C/O 56
Westfield, NJ	07091
(Address of principal executive offices)	(Zip Code)

(201) 688-0364

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	JATT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement

On June 29, 2026, JATT II Acquisition Corp, a Cayman Islands exempted company (“JATT”), entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among JATT, Talawar Tx Inc., a Delaware corporation (the “Company”) and Talawar Merger Sub, a Cayman Islands exempted company (“Merger Sub”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into JATT, with JATT surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Transactions.” Each of JATT, the Company, and Merger Sub are referred to herein individually as a “Party” and, collectively, as the “Parties.” The combined company’s business will continue to operate through the Company. This Current Report on Form 8-K (this “Current Report”) provides a summary of the Business Combination Agreement and the other agreements entered into (and certain agreements to be entered into) in connection with the Transactions. The descriptions of these agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements or the forms of these agreements, as applicable, copies of which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report and are incorporated by reference into this Current Report.

The Business Combination Agreement and the Transactions were approved by the board of directors of JATT and the board of directors of the Company.

Business Combination Agreement

The below description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties, and covenants that the parties to the Business Combination Agreement made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties, and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about JATT, the Company, or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants, and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants, and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants, and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in JATT’s or the Company’s public disclosures.

The Merger

Subject to the terms and conditions of the Business Combination Agreement, Merger Sub will merge with and into JATT, with JATT surviving the Merger as a wholly-owned subsidiary of the Company. At the time the Merger becomes effective (the “Effective Time”), (a)(i) each JATT ordinary share, par value $0.0001 per share (the “JATT Shares”) will be automatically converted as of the Effective Time into the right to receive one (1) share of common stock of the Company, par value $0.0001 per share (the “Company Common Stock”), in each case following the conversion of the Company’s outstanding convertible securities and the completion of a stock split of Company shares, each as effected immediately prior to the Effective Time, and on the terms and subject to the conditions set forth in the Business Combination Agreement.

The Redemption

JATT will provide the holders of JATT Shares the right to have all or a portion of their JATT Shares redeemed for cash in connection with the Business Combination, in accordance with JATT’s governing documents, for a per-share price equal to the pro rata portion of the funds then in JATT’s trust account, including interest earned on the funds held in the trust account (less taxes paid or payable (other than excise or similar taxes)).

The Closing

The closing of the Merger (the “Closing”) will occur at a time and date to be specified in writing by the Company and JATT, but in no event later than three (3) business days, after the satisfaction or, if permissible, waiver of the conditions set forth in the Business Combination Agreement, or at such other date, time, or place as JATT and the Company may agree. The date of such Closing is referred to as the “Closing Date.”

Nasdaq Listing

From and after the Closing, JATT and the Company shall use their respective reasonable best efforts to list the Company Common Stock on the Nasdaq Capital Market (“Nasdaq”).

The Post-Closing Board of Directors and Executive Officers

The board of directors of the Company following the Closing (the “Post-Closing Board”) will consist of up to seven (7) directors consisting of (i) one (1) director designated in writing by JATT Ventures II L.P. (the “Sponsor”) and (ii) up to six (6) directors designated in writing by the Company. The Post-Closing Board immediately following the Effective Time shall comply with Nasdaq rules and the majority of the directors shall be independent under Nasdaq listing standards. The officers of the Company immediately following the Effective Time shall be designated by the Company.

Proxy Statement and Registration Statement

As promptly as practicable after the execution of the Business Combination Agreement and receipt by the Company of such information concerning JATT and the shareholders of JATT that is required by applicable law to be included in the Proxy Statement/Prospectus (as defined below), JATT and the Company will jointly prepare and mutually agree upon, and the Company will file with the SEC, a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement of JATT ((such proxy statement, together with any amendments or supplements thereto, the “Proxy Statement”) as well as a prospectus relating to the offer of securities to be issued to the shareholders of JATT (the “Proxy Statement/Prospectus”), to register the Company Common Stock issued in connection with the Merger under the Securities Act of 1933, as amended (the “Securities Act”). The filing fees payable to the SEC in connection with the Proxy Statement/Prospectus will be paid by the Company and borne 50% by the Company and 50% by JATT. JATT will convene and hold an extraordinary general meeting of JATT shareholders (the “JATT Shareholders’ Meeting”) as promptly as practicable after the date on which the Proxy Statement/Prospectus becomes effective (but in any event no later than thirty (30) business days after the date on which the Proxy Statement is declared effective) for the purpose of voting solely upon (a) the adoption and approval of the Business Combination Agreement in accordance with applicable law and exchange rules and regulations, (b) the adoption and approval of any other proposals as the SEC or Nasdaq (or the respective staff members thereof) may indicate are necessary in its comments to the Registration Statement or correspondence related thereto and (c) the adoption and approval of any other proposals as reasonably agreed by JATT and the Company to be necessary or appropriate in connection with the Transactions, and (d) the adoption and approval of a proposal for the adjournment of the JATT Shareholders’ Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in (a) through (d), together, the “Transaction Proposals”). The board of directors of JATT will recommend to the shareholders of JATT that they approve the Transaction Proposals and will include such recommendation in the Proxy Statement.

Representations and Warranties

The Business Combination Agreement contains representations, warranties and covenants of each of the Parties that are customary for transactions of this type, including with respect to the operations of JATT and the Company prior to the Closing and the preparation and filing of the Proxy Statement/Prospectus with the SEC.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Transactions and efforts to satisfy the conditions to consummate the Transactions.

Equity Incentive Plan and Employee Stock Purchase Plan

Upon Closing, the board of directors of the Company will approve and adopt an Equity Incentive Plan (the “Equity Incentive Plan”) and an employee stock purchase plan (the “Employee Stock Purchase Plan”). The initial number of shares of Company Common Stock to be reserved and available for issuance under the Equity Incentive Plan will equal 12% of the Company’s fully-diluted shares as of immediately after the Closing, provided that the number of shares reserved for issuance under the Equity Incentive Plan shall be subject to an automatic annual increase in an amount equal to 5% of the aggregate number of shares of Company Common Stock outstanding as of the end of the immediately preceding calendar year, or such lesser amount as may be determined by the Post-Closing Board. The Employee Stock Purchase Plan shall reserve for grant an amount of Common Stock as shall be mutually agreed by the Parties.

Exclusivity Restrictions

Pursuant to the terms of the Business Combination Agreement, from the date of the Business Combination Agreement to the Closing or, if earlier, the termination of the Business Combination Agreement in accordance with its terms, each Party has agreed, among other things, not to, directly or indirectly, (i) solicit, assist, initiate, continue or facilitate the making, submission or announcement of, or intentionally encourage, any JATT Acquisition Proposal (as defined in the Business Combination Agreement) or Company Acquisition Proposal (as defined in the Business Combination Agreement, and together with the JATT Acquisition Proposal, an “Acquisition Proposal”), as applicable, (ii) furnish any non-public information to any person or group in connection with or in response to an Acquisition Proposal, (iii) enter into any contract or other arrangement or understanding regarding an Acquisition Proposal, (iv) prepare or take any steps in connection with an offering of any securities of the Company or JATT (or any Affiliate or successor of the Company or JATT) (other than in connection with the PIPE Financing (as defined below)) or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the foregoing.

PIPE Financing

Pursuant to the terms of the Business Combination Agreement, each of JATT and the Company shall use commercially reasonable efforts to consummate the PIPE Financing (as defined below) at or prior to the Closing and to satisfy or cause to be satisfied the conditions of the closing obligations contained in any PIPE Subscription Agreements (as defined below) and consummate the transactions contemplated thereby, including using its commercially reasonable efforts to enforce its rights, as applicable, under such PIPE Subscription Agreements to cause the other parties to such PIPE Subscription Agreement, as applicable, to pay to (or as directed by) the Company the applicable purchase price under such PIPE Subscription Agreement in accordance with its terms. Unless otherwise approved in writing by each of JATT and the Company, neither JATT nor the Company may amend, modify, supplement or waive (or permit any waiver of) any provision of, or terminate or abandon its plans with respect to, or provide consent to amend, modify, supplement, waive, assign or terminate any provision or remedy under, or any replacements of, such PIPE Subscription Agreement, other than, in each case, any assignment or transfer contemplated in such PIPE Subscription Agreement or expressly permitted by such PIPE Subscription Agreement (without any further amendment, modification or waiver to such assignment or transfer provision).

Conditions to Closing

The consummation of the Transactions is subject to the receipt of the requisite approval of the shareholders of JATT and stockholders of the Company, and the fulfillment of certain other conditions, as described in greater detail below.

Mutual Conditions to Closing

Under the Business Combination Agreement, the obligations of the Parties to consummate the Transaction are subject to the satisfaction or written waiver (where permissible) of certain conditions, including: (i) no adverse law or order has been entered into that would make the Business Combination Agreement, or the Transactions, illegal or otherwise prevent or prohibit consummation of the Transactions; (ii) the Registration Statement has been declared effective by the SEC and remains effective as of the Closing; and (iii) receipt of the conditional approval for the listing of the Company Common Stock on Nasdaq upon the Closing.

The Company’s Conditions to Closing

The obligations of the Company to consummate the Transactions are further subject to the satisfaction or written waiver (where permissible) of additional conditions, including: (i) the truth and accuracy of the representations and warranties of JATT, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by JATT with its agreements and covenants under the Business Combination Agreement; (iii) no JATT Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) the Available Cash (as defined in the Business Combination Agreement) will not be less than $125,000,000, after the payment or accrual of certain expenses; and (v) the delivery by JATT of the Registration Rights and Lock-Up Agreement (as defined below), duly executed by JATT and the Sponsor, to the Company.

JATT’s Conditions to Closing

The obligations of JATT to consummate the Transactions are further subject to the satisfaction or written waiver (where available) of additional conditions, including: (i) the truth and accuracy of the representations and warranties of the Company, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by the Company with its agreements and covenants under the Business Combination Agreement; (iii) no Company Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; and (iv) the delivery by the Company of the Registration Rights and Lock-Up Agreement, duly executed by certain stockholders and key persons, to JATT.

Termination

The Business Combination Agreement may be terminated by JATT or the Company under certain circumstances as follows:

i.	by mutual written consent of JATT and the Company;

ii.

by JATT if there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Business Combination Agreement, or if any representation or warranty shall have become untrue or inaccurate, in any case, such that the conditions specified in the Business Combination Agreement with respect to the truth and accuracy of representations and warranties or material compliance of the performance of covenants would not be satisfied at the Closing, and such breach or inaccuracy is incapable of being cured or is not cured within the earlier of (a) thirty (30) days after written notice of such breach or inaccuracy is provided to the Company or (b) the Outside Date (as defined in the Business Combination Agreement), such that the conditions specified would not be satisfied at the Closing, subject to certain exceptions;

iii.

by the Company if there is any breach of any representation, warranty, covenant or agreement on the part of JATT set forth in the Business Combination Agreement, or if any representation or warranty shall have become untrue or inaccurate, in any case, such that the conditions specified in the Business Combination Agreement with respect to the truth and accuracy of representations and warranties or material compliance of the performance of covenants would not be satisfied at the Closing, and such breach or inaccuracy is incapable of being cured or is not cured within the earlier of (a) thirty (30) days after written notice of such breach or inaccuracy is provided to JATT or (b) the Outside Date, subject to certain exceptions;

iv.	by either JATT or the Company if the Transactions shall not have been consummated by the Outside Date, subject to certain exceptions;

v.	by either JATT or the Company if a governmental authority has issued an order prohibiting the transactions contemplated by the Business Combination Agreement;

vi.

by either the Company or JATT if the JATT Shareholders’ Meeting has been held (including any adjournment or postponement thereof), has concluded, JATT shareholders have duly voted, and the JATT Shareholder Approval (as defined in the Business Combination Agreement) was not obtained;

vii.

by JATT if the Company does not obtain the Company Stockholder Written Consent (as defined in the Business Combination Agreement) within two (2) business days following the effectiveness of the Registration Statement; and

viii.

by JATT if the Company does not deliver certain audited or unaudited financial statements of the Company within 60 days following the date of the Business Combination Agreement, subject to certain exceptions.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report, and incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor and the Company entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed, among other things, to (a) vote in favor of the Business Combination Agreement and the Transactions (including the Merger), (b) waive any adjustment to the conversion ratio set forth in the governing documents of JATT, any other anti-dilution or similar protections with respect to the JATT Ordinary Shares and any redemption rights, and (c) surrender for no consideration, in connection with the Closing, 150,000 JATT Ordinary Shares.

A copy of the Sponsor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Stockholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, JATT, the Company, and certain of the Company’s stockholders (the “Supporting Company Stockholders”) entered into the Stockholder Support Agreement (the “Stockholder Support Agreement”), pursuant to which the Company stockholders agreed, among other things, to (a) support and vote (or provide a written consent) in favor of the Business Combination Agreement and the Transactions, (b) take, or cause to be taken, any actions necessary or advisable to cause certain agreements providing for redemption rights, put rights, purchase rights, or similar rights that are not generally available to all stockholders to be terminated effective as of the Closing, and (c) release any claims against the Parties.

The Stockholder Support Agreement restricts the Supporting Company Stockholders from, among other things, directly or indirectly, (a) selling, assigning, transferring (including by operation of law), creating any lien or pledge, disposing of, or otherwise encumbering any of the shares or otherwise, or agreeing to do any of the foregoing, except if pursuant to the Business Combination Agreement or to another stockholder bound by the terms of the Stockholder Support Agreement; (b) depositing any shares into a voting trust or entering into a voting agreement or arrangement or granting any proxy or power of attorney with respect thereto that is inconsistent with the Stockholder Support Agreement; and (c) entering into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of any shares, except as set forth in the Business Combination Agreement or the Stockholder Support Agreement.

The foregoing description of the Stockholder Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of Stockholder Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, on June 29, 2026, JATT, the Company and certain investors (the “PIPE Investors”) each entered into a subscription agreement with the Company (collectively, the “PIPE Subscription Agreements”), pursuant to which, among other things, each PIPE Investor has agreed to subscribe for and purchase on the Closing Date immediately prior to or substantially concurrently with the Closing, and the Company has agreed to issue and sell to each such PIPE Investor on the Closing Date immediately following the Closing, the number of shares of Company Common Stock set forth in the applicable PIPE Subscription Agreement in exchange for the purchase price set forth therein (the aggregate purchase price under all PIPE Subscription Agreements, collectively, the “PIPE Financing Amount”, and the equity financing under all PIPE Subscription Agreements, collectively, hereinafter referred to as, the “PIPE Financing”), on the terms and subject to the conditions set forth in the applicable PIPE Subscription Agreement. Pursuant to the PIPE Subscription Agreements, the PIPE Investors have agreed to purchase an aggregate of 22.5 million shares of Company Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per PIPE Share in a private placement for an aggregate amount of $225 million. The PIPE Financing purchase price of $10.00 per share implies an equity valuation of the Company of $120,000,000 prior to the PIPE Financing.

The obligations of each party to consummate the PIPE Financing are conditioned upon, among other things, (i) the Company Common Stock having been approved for listing on Nasdaq; (ii) all conditions precedent to the Closing shall have been satisfied or waived and the closing of the Business Combination shall be scheduled to occur immediately prior to or substantially concurrently with the closing of the PIPE Financing; and (iii) the absence of specified adverse judgements, orders, laws, rules or regulations enjoining or otherwise prohibiting the consummation of the transactions contemplated by the PIPE Subscription Agreements.

The obligations of the Company to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) material truth and accuracy of the representations and warranties of the PIPE Investors, subject to customary bringdown standards; and (ii) material compliance by the PIPE Investors with their covenants, agreements and conditions under the PIPE Subscription Agreement.

The obligations of the PIPE Investors to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) the material truth and accuracy of the representations and warranties of the Company in the PIPE Subscription Agreements, subject to customary bringdown standards; and (ii) material compliance by the Company with its covenants, agreements and conditions under the PIPE Subscription Agreements.

The PIPE Subscription Agreements provide that the Company will grant the PIPE Investors certain customary registration rights.

The foregoing description of the PIPE Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the forms of PIPE Subscription Agreement, copies of which are attached as Exhibit 10.3 and Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Registration Rights and Lock-Up Agreement

In connection with the Closing, JATT, certain JATT Shareholders (including the Sponsor), the Company and certain Company Stockholders will enter into a registration rights and lock-up agreement (the “Registration Rights and Lock-Up Agreement”), pursuant to which, among other things, the Company will agree that, within 30 calendar days following the Closing Date, the Company will file with the SEC a registration statement registering the resale of certain shares of Company Common Stock held by or issuable to the parties thereto (the “Resale Registration Statement”), and the Company will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights.

The Registration Rights and Lock-Up Agreement will also provide that, for a period of one hundred eighty (180) days after the Closing, subject to certain exceptions, the holders party to the Registration Rights and Lock-Up Agreement will not, with respect to the Lock-Up Shares (as defined in the Registration Rights and Lock-Up Agreement), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and the rules and regulations promulgated thereunder with respect to, any security, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce the intention to effect any transaction specified in clause (i) or (ii).

The foregoing description of the Registration Rights and Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights and Lock-Up Agreement, a copy of which is attached as Exhibit 10.5 hereto, and the terms of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Company Common Stock in connection with the transactions contemplated by the PIPE Subscription Agreements is incorporated by reference herein. The Company Common Stock issuable to the PIPE Investors pursuant to the PIPE Subscription Agreements will not be registered under the Securities Act, in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On June 29, 2026, JATT and the Company issued a press release announcing the Business Combination and PIPE Financing. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation of the Company, dated June 29, 2026.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of JATT under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the Transactions, the Company and JATT intend to file with the SEC the Registration Statement, which will include a preliminary proxy statement of JATT as well as a preliminary prospectus relating to the offer of securities to be issued to the shareholders of JATT. After the Registration Statement is declared effective, a definitive proxy statement and other relevant documents will be mailed to shareholders of JATT as of the record date to be established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. JATT will also file other documents regarding the Transactions with the SEC. This Current Report does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF JATT AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH JATT’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT JATT, THE COMPANY AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or to be filed with the SEC by JATT or the Company, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: JATT II Acquisition Corp, 153 Central Avenue, C/O 56, Westfield, NJ 07091.

Forward-Looking Statements

This Current Report and the exhibits attached hereto contain certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions and the parties thereto. All statements contained in this Current Report other than statements of historical fact, including, without limitation, statements regarding the Transactions between JATT and the Company; the anticipated benefits and timing of the Transactions; expected trading of the combined company’s securities on Nasdaq; the combined company’s future financial performance; the ability of the combined company to execute its business strategy, its market opportunity and positioning; preclinical and clinical development plans and timelines; the anticipated therapeutic benefits and clinical potential of product candidates; the combined company’s competitive position and potential advantages of its product candidates relative to existing therapies and competing approaches; the anticipated use of proceeds from the proposed transaction by the combined company, including statements regarding funds received by the combined company from JATT’s trust account and redemptions by JATT’s shareholders; the anticipated cash runway of the combined company; and other statements regarding management’s intentions, beliefs, or expectations with respect to the combined company’s future performance, are forward-looking statements.

Forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements are based on the current expectations and assumptions of JATT and the Company and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transactions; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Transactions and any definitive agreements with respect thereto; (3) the inability to complete the Transactions, including due to failure to obtain approval of the shareholders of JATT and the stockholders of the Company or other conditions to closing; (4) the risk that the Transactions may not be completed by JATT’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by JATT; (5) the inability to maintain the listing of JATT’s securities or to obtain or maintain the listing of the combined company’s securities on the Nasdaq, the New York Stock Exchange, or another national securities exchange following the Transactions; (6) the risk that the Transactions disrupts the Company’s current plans, business relationships, performance, operations and business generally as a result of the announcement and consummation of the Transactions; (7) the risk that the price of the combined company’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters, geopolitical tensions, and macro-economic and social environments affecting its business; (8) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth and retain its key employees; (9) costs related to the Transactions; (10) changes in applicable laws or regulations; (11) risks related to the Company’s business, (i) the early stages of clinical development of the Company’s product candidates, (ii) the Company’s reliance on third-party suppliers and manufacturers, (iii) the outcomes of any future collaboration agreements and (iv) the Company’s ability to adequately maintain intellectual property rights for its product candidates, competition within the industry, compliance with regulatory requirements, including the Company’s ability to obtain regulatory approval of and successfully commercialize its product candidates, economic and market conditions, and political or geopolitical developments; and (12) other risks detailed from time to time in JATT’s filings with the SEC, including the Proxy Statement/Prospectus and related documents filed or to be filed in connection with the Transactions.

The foregoing list of risk factors is not exhaustive and are provided for illustrative purposes only. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of JATT’s final prospectus filed in connection with its initial public offering with the SEC on April 17, 2026, its Quarterly Report on Form 10-Q filed with the SEC on May 29, 2026, the Proxy Statement/Prospectus that will be filed by JATT and the Company, and other documents filed by JATT or the Company from time to time with the SEC, as well as the list of risk factors included herein. These filings identify and address other important risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Additional risks and uncertainties not currently known or that are currently deemed immaterial may also cause actual results to differ materially from those expressed or implied by such forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, each of which is made only as of the date of this Current Report.

In addition, statements that “we believe” and similar statements reflect JATT’s and the Company’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Current Report, and while JATT and the Company believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and JATT’s and the Company’s statements should not be read to indicate that JATT or the Company have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in JATT is not an investment in any of JATT’s founders’ or Sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of JATT and may differ materially from the performance of JATT’s founders’ or Sponsor’s past investments.

Participants in the Solicitation

JATT, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed participants in the solicitation of proxies from JATT’s shareholders in connection with the Transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of JATT’s shareholders in the proposed transaction and their ownership of JATT’s securities is, or will be, contained in JATT’s filings with the SEC. You can find more information about JATT’s directors and executive officers in JATT’s final prospectus related to its initial public offering filed with the SEC on April 17, 2026. Additional information regarding the participants in the solicitation of proxies from JATT’s shareholders in connection with the proposed transaction, including the names and direct or indirect interests of the Company’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by JATT and the Company with the SEC. Shareholders, potential investors and other interested persons should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of JATT or the Company, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This Current Report is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Business Combination Agreement, dated June 29, 2026, by and among JATT II Acquisition Corp, Talawar Tx Inc., and Talawar Merger Sub.

10.1	Sponsor Support Agreement, dated June 29, 2026, by and between JATT Ventures II L.P. and Talawar Tx Inc.

10.2	Stockholder Support Agreement, dated June 29, 2026, by and among JATT II Acquisition Corp, Talawar Tx Inc., and certain stockholders of Talawar Tx Inc.

10.3	Form of PIPE Subscription Agreement (Institutions).

10.4	Form of PIPE Subscription Agreement (Individual).

10.5	Form of Registration Rights and Lock-up Agreement.

99.1	Press Release, dated June 29, 2026.

99.2	Investor Presentation, dated June 29, 2026.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JATT II ACQUISITION CORP

By:	/s/ Someit Sidhu
Name:	Someit Sidhu
Title:	Chief Executive Officer

Date: June 29, 2026